                                                                    EXHIBIT 1(b)





                                   2,000,000 SHARES
                               WALTER INDUSTRIES, INC.
                        COMMON STOCK, PAR VALUE $.01 PER SHARE

                        INTERNATIONAL UNDERWRITING AGREEMENT

                                                            February ___, 1998

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE INTERNATIONAL
MERRILL LYNCH INTERNATIONAL
SMITH BARNEY INC.
ARNHOLD and S. BLEICHROEDER, INC.
As Lead Managers of the several
  International Managers named in Schedule 1,

c/o Lehman Brothers International (Europe)
Three World Financial Center
New York, New York 10285

Dear Sirs:

          Walter Industries, Inc., a Delaware corporation (the "Company"), the Asbestos Settlement Trust (the "Settlement Trust"), Lehman Brothers
Holdings Inc. ("Lehman" and, together with the Settlement Trust, the "Selling Stockholders") and the other holders named therein are parties to that certain Registration Rights Agreement dated as of March 17, 1995 (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Selling Stockholders propose to sell to the International Managers named in Schedule 1 hereto (the "International Managers") an aggregate of 2,000,000 shares (the "Firm Stock") of the Company's common stock, par value $.01 per share (the "Common Stock"). In addition, the Settlement Trust proposes to grant to the International Managers an option to purchase up to an additional 300,000 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholders by the International Managers.

          It is understood by all parties that the Company and the Selling Stockholders are concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Selling Stockholders of 11,500,000 shares of Common Stock (including the over-allotment option thereunder) (the "U.S. Stock") through arrangements with Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Smith Barney Inc., and Arnhold and S. Bleichroeder, Inc. (the "U.S. Underwriters"). The U.S. Underwriters and

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                                                                               2

the International Managers simultaneously are entering into an agreement between the U.S. and international underwriting syndicates (the "Agreement Between U.S. Underwriters and International Managers") which provides for, among other things, the transfer of shares of Common Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the Stock and the other relating to the U.S. Stock. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto referred to below. Except as used in Sections 3, 4, 5, 11 and 12 herein, and except as the context may otherwise require, references herein to the Stock shall include all the shares of the Selling Stockholders which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-3, as amended by Post-Effective Amendment No. 8 thereto, with respect to the Stock has
     (1) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (2) been filed with the Commission under the Securities Act and (3) become effective under the Securities Act. Copies of such registration statement and the amendments thereto have been delivered by the Company to you as the representatives (the "Lead Managers") of the International Managers. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus or preliminary prospectus supplement filed with the Commission by the Company with the consent of the Lead Managers pursuant to Rule 424(a) or Rule 424(b) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus and prospectus supplement filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6 hereof; and "Prospectus" means such final prospectus and prospectus supplement, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or

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                                                                              3

     supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus.

               (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein.

               (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to

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                                                                              4

     conduct the businesses in which they are engaged, except where the failure to so qualify, be in good standing or have such power would not result in material adverse change in the financial condition, results of operations, business or assets of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). None of the subsidiaries of the Company, other than Jim Walter Homes, Inc., Mid-State Homes, Inc., United States Pipe and Foundry Company, Inc., Jim Walter Resources, Inc. and Applied Industrial Materials Corporation (collectively, the "Significant Subsidiaries"), is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

               (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Prospectus.

               (f) The shares of the Stock to be sold by the Selling Stockholders to the International Managers hereunder and under the U.S. Underwriting Agreement have been duly and validly authorized, are duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

               (g) This Agreement has been duly authorized, executed and delivered by the Company.

               (h) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults which would not result in a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated hereby; nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be

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                                                                              5

     required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, or the U.S. Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and thereby.

               (i) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (j) Except as disclosed in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (l) Price Waterhouse LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered an initial letter referred to in Section 9(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations; and Arthur Andersen LLP, who have certified certain financial statements of Applied Industrial Materials Corporation, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered an initial letter referred to in Section 9(h) hereof, were independent accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported and which are contained or incorporated in the Prospectus.

               (m) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property material to the Company and its subsidiaries taken as a whole and good and marketable title to all personal property

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                                                                              6

     material to the Company and its subsidiaries taken as a whole owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries which are material to the Company and its subsidiaries taken as a whole are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (n) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties.

               (o) The Company and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except for any such failure to own or possess or conflict which would not result in a Material Adverse Effect.

               (p) Except as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which could reasonable be expected to be determined so as to have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

               (q) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (r) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (s) Except as disclosed in the Prospectus, no labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, in either case which could reasonably be expected to have a Material Adverse Effect.

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                                                                              7

               (t) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), except where the failure to so comply would not reasonably be expected to result in a Material Adverse Effect; no "reportable event" (as defined in ERISA) (other than one as to which the notice requirement is waived) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), which could reasonably be expected to result in a Material Adverse Effect; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service that it is so qualified in all material respects and, to the best of the Company's knowledge, nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.


               (u) Except as disclosed in the Prospectus, (i) the Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof, (ii) the Company has paid all taxes due thereon, and (iii) no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

               (v) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, other than securities issued or granted pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, (ii) incurred any liability or obligation, direct or contingent, which is material to the Company and its subsidiaries taken as a whole, other than liabilities and obligations which were incurred in the ordinary course of business,
     (iii) entered into any transaction not in the ordinary course of business which is material to the Company and its subsidiaries taken as a whole,
     (iv) declared or paid any dividend on its capital stock or (v) been the subject of an adverse decision or judgement in the nature of litigation or arbitration which could reasonably be expected to have a Material Adverse Effect.

               (w) Neither the Company nor any of its subsidiaries (1) is in violation of its charter or by-laws, (2) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan

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                                                                              8


     agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except for any default which would not have a Material Adverse Effect,
     (3) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or (4) has failed to obtain any material license, permit, consent, order, certificate, franchise or other governmental authorization, approval or permit necessary to the ownership of its property or to the conduct of its business, except for such failures that would not result in a Material Adverse Effect.

               (x) Except as disclosed in the Prospectus, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

               (y) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

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                                                                              9

          2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders represents, warrants and agrees that:

               (a) The Selling Stockholder has, and immediately prior to each Delivery Date (as defined in Section 5 hereof) the Selling Stockholder will have good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder and under the U.S. Underwriting Agreement on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto and thereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several U.S. Underwriters and the International Managers.

               (b) The Selling Stockholder has placed in custody with Harris Trust and Savings Bank, as custodian (the "Custodian"), for delivery under this Agreement and the U.S. Underwriting Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by the Selling Stockholder hereunder and thereunder.

               (c) The Selling Stockholder has duly and irrevocably executed and delivered a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement" and, together with all other similar agreements executed by the other Selling Stockholders, the "Power of Attorney and Custody Agreements") regarding custody arrangements referred to in the immediately preceeding paragraph and appointing the Custodian or one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and the U.S. Underwriting Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof or thereof on behalf of the Selling Stockholder.


               (d) The Selling Stockholder has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization and has full right, power and authority to enter into this Agreement, the U.S. Underwriting Agreement and the Power of Attorney and Custody Agreement; the execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement and the Power of Attorney and Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation in any material respect of the provisions of the charter, by-laws, trust instrument or other organizing instrument (as applicable) of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, filings, registrations or qualifications as may be required under the Exchange Act (including filings pursuant to Sections 13 and 16 of the Exchange Act) and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the U.S. Underwriting Agreement, by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

               (e) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

               (f) The information specifically relating to the Selling Stockholder contained in the Prospectus does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (g) All authorizations, approvals and consents necessary for the execution and delivery by such Selling Stockholder of this Agreement, the U.S. Underwriting Agreement, the Power of Attorney and Custody Agreement and the sale and delivery of the Stock to be sold by it hereunder and under the U.S. Underwriting Agreement (other than such authorizations, approvals or consents as may be necessary under state or foreign securities laws) have been obtained and are in full force and effect.

               (h) This Agreement, the U.S. Underwriting Agreement and the Power of Attorney and Custody Agreement have been duly executed and delivered by such Selling Stockholder.

          3. Purchase of the Stock by the International Managers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder agrees to sell the number of shares of the Firm Stock set forth opposite its name on Schedule 2 hereto, severally and not jointly, to the several International Managers and each of the International Managers, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that International Manager's name in Schedule 1 hereto. Each

International Manager shall be obligated to purchase from each Selling Stockholder that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by each Selling Stockholder as the number of shares of the Firm Stock set forth opposite the name of such International Manager in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the International Managers pursuant to this Agreement. The respective purchase obligations of the International Managers with respect to the Firm Stock shall be rounded among the International Managers to avoid fractional shares, as the Lead Managers may determine.

          In addition, the Settlement Trust grants to the International Managers an option to purchase up to the number of shares of Option Stock set forth opposite its name on Schedule 2 hereto, severally and not jointly. Such option is granted for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the International Managers in proportion to the number of shares of Firm Stock set opposite the name of such International Managers in Schedule 1 hereto. The respective purchase obligations of each International Manager with respect to the Option Stock shall be adjusted by the Lead Managers so that no Lead Manager shall be obligated to purchase Option Stock other than in 100 share amounts.

          The price of both the Firm Stock and the Option Stock shall be $_________ per share.

          The Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein and in the U.S. Underwriting Agreement.

          4. OFFERING OF STOCK BY THE INTERNATIONAL MANAGERS. Upon authorization by the Lead Managers of the release of the Firm Stock, the several International Managers propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          5. DELIVERY OF AND PAYMENT FOR THE STOCK. Delivery of and payment for the Firm Stock shall be made at the office of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, NY 10019, at
10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Lead Managers and the Selling Stockholders. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Lead Managers for the account of each International Manager against payment to or upon the order of each Selling Stockholder of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each

Lead Manager hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Lead Managers shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Lead Managers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time prior to such expiration by written notice being given to the Company and each Selling Stockholder by the Lead Managers. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be sold and the date and time, as determined by the Lead Managers, when the shares of Option Stock are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Lead Managers, the Company and the Selling Stockholders) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, each Selling Stockholder shall deliver or cause to be delivered the certificates representing the Option Stock to the Lead Managers for the account of each International Manager against payment to or upon the order of each Selling Stockholder of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Lead Manager hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Lead Managers shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Selling Stockholders shall make the certificates representing the Option Stock available for inspection by the Lead Managers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

          6.   FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

               (a) To comply with the requirements of Rules 424(b) and 430A under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date in violation of Section 6(e) hereof; to advise the Lead Managers, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Lead Managers with copies thereof; to file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Lead Managers, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal.

               (b) To furnish promptly to each of the Lead Managers and to counsel for the International Managers a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

               (c) To deliver promptly to the Lead Managers and to the Selling Stockholders such number of the following documents as the Lead Managers or the Selling Stockholders shall reasonably request: (1) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (2) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (3) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Lead Managers and, upon their request, to file such document and to prepare and furnish without charge to each International Manager and to any dealer in securities as many copies as the Lead Managers may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

               (d) To file as promptly as practicable with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that is required by the Securities Act or requested by the Commission.

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Lead Managers and counsel for the International Managers and not to file any such document to which the Lead Managers shall reasonably object after having been given reasonable notice of the proposed filing thereof.

               (f) As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 days after the end of the Company's current fiscal quarter), to make generally available to the Company's security holders and to deliver to the Lead Managers an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

               (g) From time to time to take such action as the Lead Managers may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Lead Managers may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

               (h) For a period of 120 days from the date on which Post-Effective Amendment No. 8 to the Registration Statement is filed, not to, directly or indirectly, (1) offer for sale, sell, pledge (other than pledges in existence on the date thereof) or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") (which consent shall not be unreasonably withheld); and to use its reasonable efforts to cause each executive officer and director of the Company and the persons listed on Schedule 3 hereto to furnish to the Lead Managers, prior to the First Delivery Date, a letter or letters, in form and substance reasonably satisfactory to counsel for the International Managers, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge (other than pledges in existence on the date hereof) or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 120 days from the date on which Post-Effective Amendment No. 8 to the Registration Statement is filed, without the prior written consent of Lehman Brothers Inc. and DLJ (which consent shall not be unreasonably withheld), except in each case for transfers or pledges to or transactions with affiliates, heirs, executors and legal representatives of such persons.

               (i) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          7. FURTHER AGREEMENT OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders agrees:

               (a) to deliver to the Lead Managers prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-9.

               (b) For a period of 120 days from the date the Registration Statement is declared effective, not to, directly or indirectly, (1) offer for sale, sell, pledge (other than pledges in existence on the date thereof) or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. and DLJ in the case of the Settlement Trust or without the consent of Lehman Brothers Inc. in the case of Lehman Brothers Holdings Inc., which consents shall not be unreasonably withheld.

               (c) That the Stock to be sold by the Selling Stockholder hereunder which is represented by the certificates held in custody for the Selling Stockholder is subject to the interest of the International Managers and the other Selling Stockholder thereunder that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or by the death or incapacity of any executor or trustee or the termination of the Settlement Trust, or the occurrence of any other event.

          8. EXPENSES. Subject to Section 13 hereof, the Company agrees to pay (a) the costs incident to the authorization, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and the Agreement Between U.S. Underwriters and International Managers and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(g) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the International Managers); (h) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement and
(i) all Expenses (as defined in the Registration Rights Agreement); PROVIDED that, except as expressly provided otherwise in this

Section 8 the International Managers shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Lead Managers and any transfer taxes payable in connection with its respective sales of Stock to the International Managers and reimburse the Company for its pro rata share of the fees and expenses paid by the Company in connection with the offering of the Stock; and PROVIDED FURTHER that notwithstanding anything to the contrary in the foregoing, the Selling Stockholders shall pay all underwriting discounts and commissions and all other costs and expenses incident to the transactions contemplated hereby which are not Expenses (as defined in the Registration Rights Agreement) payable by the Company pursuant to the Registration Rights Agreement.

          9. CONDITIONS OF INTERNATIONAL MANAGERS' OBLIGATIONS. The respective obligations of the International Managers hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and each of the Selling Stockholders contained herein, to the performance by the Company and each of the Selling Stockholders of its respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No U.S. Underwriter or International Manager shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the International Managers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the U.S. Underwriting Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the International Managers, and the Company and each of the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Edward A. Porter, Vice President, General Counsel and Secretary of the Company, shall have furnished to the Lead Managers his written opinion, as counsel to the Company, addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Lead Managers, to the effect that:

               1. Each of the Company's Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation; and the Company and each of its Significant Subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all corporate power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

               2. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares and except as disclosed in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               3. Except as disclosed in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

               4. To the best of such counsel's knowledge and except as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which could reasonably be expected to be determined so as to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or threatened by others;

               5. To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

               6. This Agreement and the U.S. Underwriting Agreement has each been duly authorized, executed and delivered by the Company;

               7. The compliance by the Company with all of the provisions of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations or defaults which would not result in a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated hereby; nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for such violations of statutes, orders, rules or regulations which would not result in a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated hereby; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters and the International Managers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the U.S. Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and thereby; and

               8. To the best of such counsel's knowledge, other than as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration

          Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               In rendering such opinion, such counsel may state that he does not express any opinion concerning any law other than the laws of the States of Wisconsin and Texas and the Delaware General Corporation Law and such counsel may rely (to the extent such counsel deems proper and specifies in its opinion) as to matters involving the application of the laws of the States of Alabama and Florida, respectively, upon the opinion of Bradley, Arant, Rose & White and Carlton, Fields, Ward, Emmanuel, Smith & Cutler or other counsel reasonably satisfactory to counsel to the International Managers, provided that each such Alabama and Florida counsel furnishes a copy of its opinion to the Lead Managers. Such counsel shall also have furnished to the Lead Managers a written statement, addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Lead Managers, to the effect that (i) such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the documents incorporated by reference in the Prospectus (the "Exchange Act Documents") and takes no responsibility therefor, (ii) such counsel has acted as General Counsel to the Company and has participated in the preparation of the Registration Statement, and (iii) based upon such counsel's examination of the Registration Statement, the Prospectus and the Exchange Act Documents and his investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents, such counsel has no reason to believe that the Registration Statement as of its effective date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel may express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.

               (e) Simpson Thacher & Bartlett shall have furnished to the Lead Managers its written opinion, as counsel to the Company, addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Lead Managers, to the effect that;

               1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware;

               2. The Registration Statement has become effective under the Securities Act and the Prospectus was filed on the date specified in such opinion pursuant to Rule 424(b) of the Rules and Registrations and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

               3. The statements made in the Prospectus under the caption "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," insofar as they purport to constitute summaries of matters under United States federal tax law and regulations or legal conclusions with respect thereto, and the statements made in the Prospectus under the caption "DESCRIPTION OF CAPITAL STOCK," insofar as they purport to constitute summaries of the Stock and of legal matters, constitute accurate summaries of the matters described therein in all material respects;

          In rendering such opinion, such counsel may state that (i) such counsel has acted as counsel to the Company in connection with the Offering and (ii) it does not express any opinion concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware General Corporation Law. Such counsel shall also have furnished to the Lead Managers a written statement, addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Lead Managers, to the effect that (i) such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and takes no responsibility therefor, except as and to the extent set forth in paragraph 3 above, (ii) in the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) such counsel participated in conferences with certain officers and employees of the Company, and (iii) based upon such counsel's examination of the Registration Statement, the Prospectus and the Exchange Act
          Documents, its investigations made in connection with the preparation of the Registration Statement and the Prospectus and its participation in the conferences referred to above, (A) such counsel is of the opinion that the Registration Statement, as of its effective date, the Prospectus, as of its date, and the Exchange Act Documents, as of their respective dates of filing, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (B) such counsel has no reason to believe that the Registration Statement, as of the Effective Date, including the Exchange Act Documents on file with the Commission on such Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel may express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

               (f) The Lead Managers shall have received from each of Kevin R. Genirs, counsel for Lehman, and Keating, Muething & Klekamp P.L.L., counsel for the Settlement Trust, a written opinion, addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Lead Managers, to the effect that:

               1. Such Selling Stockholder has full right, power and authority to enter into this Agreement, the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement and to perform its obligations hereunder and thereunder;

               2. This Agreement and the U.S. Underwriting Agreement have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

               3. A Power-of-Attorney and a Custody Agreement have been duly authorized, executed and delivered by the such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms; and

               4. The execution, delivery and performance of this Agreement, the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such actions result in any violation in any material respect of the provisions of the charter, by-laws, trust instrument or other organizing instrument (as applicable) of such Selling Stockholder or any statute or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder; and no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency is required for the execution, delivery and performance of this

          Agreement, the U.S. Underwriting Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby, except the registration under the Securities Act of the Stock, such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares by the International Managers or as may be required by the laws of any country other than the United States, and amendments to filings made under the Exchange Act.

               (g) The Lead Managers shall have received from Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the International Managers, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Lead Managers may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (h) At the time of execution of this Agreement, the Lead Managers shall have received a letter from each of Price Waterhouse LLP and Arthur Andersen LLP, in form and substance reasonably satisfactory to the Lead Managers, addressed to the International Managers and dated the date hereof (1) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (2) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (i) With respect to each of the letters of Price Waterhouse LLP and Arthur Andersen LLP referred to in the preceding paragraph and delivered to the Lead Managers concurrently with the execution of this Agreement (each, an "initial letter"), the Company shall have furnished to the Lead Managers a letter (the "bring-down letter") of each of such firm of accountants, addressed to the International Managers and dated such Delivery Date (1) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (2) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the

     Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the respective initial letter.

               (j) The Company shall have furnished to the Lead Managers a certificate, dated such Delivery Date, of (1) its Chairman of the Board, its President or a Vice President and (2) its chief financial officer stating that:

               1.   The representations and warranties of the Company in
     Section 1 are true and correct in all material respects as of such Delivery Date with the same force and effect as though expressly made as of such Delivery Date; the Company has complied with all its agreements contained herein to be compiled with by the Company at or prior to such Delivery Date; and the conditions set forth in Sections 9(a) and 9(l) have been fulfilled; and

               2. They have carefully examined the Registration Statement and the Prospectus and, to the best of their knowledge, (A) as of the Effective Date, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth but has not been so set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (k) Each Selling Stockholder shall have furnished to the Lead Managers a certificate, dated such Delivery Date, signed by, or on behalf of, such Selling Stockholder stating that the representations and warranties of such Selling Stockholder contained herein are true and correct in all material respects as of such Delivery Date with the same force and effect as though expressly made as of such Delivery Date and that such Selling Stockholder has complied with all agreements contained herein to be complied with by such Selling Stockholder at or prior to such Delivery Date.

               (l) (1) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, or (2) since such date there shall not have been any change in the capital stock or long-term debt or a decrease in the net current assets or net assets of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
     (1) or (2), is, in the
     judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (1) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (2) a banking moratorium shall have been declared by Federal or state authorities, (3) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (4) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several International Managers, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (n) The closing under the U.S. Underwriting Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the International Managers.

          10   INDEMNIFICATION AND CONTRIBUTION.

               (a) The Company shall indemnify and hold harmless each Selling Stockholder and each International Manager, their respective officers, trustees and employees and each person, if any, who controls any Selling Stockholder or International Manager within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Selling Stockholder or International Manager, officer, trustee, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained

     (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any Blue Sky Application, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Selling Stockholder or International Manager in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (PROVIDED that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Selling Stockholder or International Manager through its gross negligence or willful misconduct), and shall reimburse each Selling Stockholder and each International Manager and each such officer, trustee, employee or controlling person promptly upon receipt of invoices from such Selling Stockholder or International Managers for any legal or other expenses reasonably incurred by that Selling Stockholder, International Manager, officer, trustee, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement or in any Blue Sky Applications, in reliance upon and in conformity with written information concerning such Selling Stockholder or International Manager furnished to the Company by such Selling Stockholder or through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein which information consists solely of the information specified in Sections 10(f) and 10(g); and PROVIDED FURTHER that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any International Manager, its officers or employees or any person controlling that International Manager on account of any loss, claim, damage, liability or action arising from the sale of Stock to any person by that International Manager if that International Manager failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of any material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 6(c). For purposes of the last provision to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no International Manager shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person other than a person to whom such International Manager had delivered such incorporated document or documents in response to a written request therefor. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any International Manager, any Selling Stockholder or to any officer, trustee, employee or controlling person of that International Manager or Selling Stockholder.

               (b) Each Selling Stockholder severally and not jointly shall indemnify and hold harmless the Company and each International Manager from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or such International Manager may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or
     (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Company or such Lead Manager promptly after receipt of invoices from the Company or such Lead Manager for any legal or other expenses as reasonably incurred by the Company or such Lead Manager in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; PROVIDED, HOWEVER, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such International Manager by or on behalf of and concerning the Selling Stockholder from whom such indemnification is sought specifically for use in the preparation thereof; PROVIDED, FURTHER, that no Selling Stockholder shall be liable pursuant to this Section 10(b) with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus which is corrected in a Prospectus if the person asserting such loss, claim, damage or liability purchased Stock from an International Manager but was not sent or given a copy of a Prospectus at or prior to the written confirmation of the sale of such Stock to such person; and PROVIDED, FURTHER, that the aggregate amount of all such indemnification or reimbursement payable by any Selling Stockholder pursuant to this Agreement and the U.S. Underwriting Agreement shall in no case exceed the net proceeds to such Selling Stockholder from the sale of the Stock.

               (c) Each International Manager, severally and not jointly, shall indemnify and hold harmless the Company and each Selling Stockholder, their officers and employees, each of their directors, trustees and each person, if any, who controls the Company and each Selling Stockholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or a Selling Stockholder or any such director, trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such International Manager furnished to the Company through the Lead Managers by or on behalf of that International Manager specifically for inclusion therein, and shall reimburse the Company, the Selling Stockholders and any such director, trustee, officer or controlling person for any legal or other expenses reasonably incurred by the Company, the Selling Stockholders or any such director, trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any International Manager may otherwise have to the Company, the Selling Stockholders or any such director, trustee, officer, employee or controlling person.

               (d)  Promptly after receipt by an indemnified party under this
     Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
     Section 10 except to the extent it has been actually prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Lead Managers shall have the right to employ counsel to represent jointly the Lead Managers and those other International Managers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the International Managers against the Company or any Selling Stockholder under this
     Section 10 if, in the reasonable judgment of the Lead Managers, a conflict of interest between the Company or such Selling Stockholder, on the one hand, and the International Managers, on the other hand, exists or there may be one or more legal defenses available to the International Managers that are different or additional to those available to the Company or the Selling Stockholder, and in that event the fees and expenses of such separate counsel shall be paid by the Company and such Selling Stockholder. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the International Managers on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling

     Stockholders on the one hand and the International Managers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations The relative benefits received by the Company and the Selling Stockholders on the one hand and the International Managers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the International Managers with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, a Selling Stockholder or the International Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the International Managers agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 10(e), no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such International Manager has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Managers' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

               (f) Each of the Selling Stockholders severally confirm that the statements with respect to the number of shares of Common Stock beneficially owned by such Selling Stockholder prior to the public offering of the Stock, the number of shares to be sold by such Selling Stockholder in the public offering and the number of shares of Common Stock to be beneficially owned by such

     Selling Stockholder appearing under the caption "Selling Stockholders" in the Prospectus are correct and constitute the only information concerning such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for inclusion in the Registration Statement and the Prospectus.

               (g) The International Managers severally confirm that the statements with respect to the public offering of the Stock by the International Managers set forth on the cover page of, and the legend concerning over-allotments on the inside front cover page of, the Prospectus Supplement, the concession and reallowance figures appearing in the sixth paragraph under the caption "Underwriting" and the seventh, ninth, tenth, thirteenth, fourteenth, fifteenth, eighteenth, and twentieth paragraphs appearing under the caption "Underwriting" in the Prospectus are correct and constitute the only information concerning such International Managers furnished in writing to the Company by or on behalf of the International Managers specifically for inclusion in the Registration Statement and the Prospectus.

          11   DEFAULTING INTERNATIONAL MANAGERS.

          If, on either Delivery Date, any International Manager defaults in the performance of its obligations under this Agreement, the remaining non-defaulting International Managers shall be obligated to purchase the Stock which the defaulting International Manager agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting International Manager in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting International Managers in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting International Managers shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting International Manager or International Managers agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting International Manager shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting International Managers, or those other underwriters satisfactory to the Lead Managers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining International Managers or other underwriters satisfactory to the Lead Managers do not elect to purchase the shares which the defaulting International Manager or International Managers agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the International Managers to purchase, and of the Selling Stockholders to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting International Manager or the Company or any Selling Stockholder, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "International Manager" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Stock which a defaulting International Manager agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting International Manager of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing International Manager, either the Lead Managers or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the International Managers may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          12   TERMINATION.  The obligations of the International Managers hereunder may be terminated by the Lead Managers by notice given to and received by the Company and each of the Selling Stockholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(l) or 9(m) shall have occurred or if the International Managers shall decline to purchase the Stock for any reason permitted under this Agreement.

          13   REIMBURSEMENT OF INTERNATIONAL MANAGERS' EXPENSES.  If this
Agreement is terminated pursuant to Section 11 by reason of the default of one or more International Managers, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting International Manager on account of those expenses. This provision shall not affect the allocation of such expenses between the Company and the Selling Stockholders pursuant to the Registration Rights Agreement.

          14   NOTICES, ETC.  All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the International Managers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers International (Europe), Three World Financial Center, New York, New York 10285,
     Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, New York 10285;

               (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel (Fax: 813-871-4430); and

               (c) if to a Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at the address or facsimile number set forth on Schedule 2 hereto;

PROVIDED, HOWEVER, that any notice to an International Manager pursuant to
Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such International Manager at its address set forth in its acceptance telex to the Lead Managers, which address will be supplied to any other party hereto by the Lead Managers upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the International Managers by Lehman Brothers International on behalf of the Lead Managers.

          15   PERSONS ENTITLED TO BENEFIT OF AGREEMENT.  This Agreement
shall inure to the benefit of and be binding upon the International Managers, the Company, the Selling Stockholders, their trustees and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and each of the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any International Manager or any Selling Stockholder within the meaning of Section 15 of the Securities Act and for the benefit of each U.S. Underwriter (and controlling persons thereof) who offers or sells any shares of Common Stock in accordance with the terms of the Agreement Between U.S. Underwriters and International Managers and (B) the indemnity agreement of the International Managers contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, the officers of the Company who have signed the Registration Statement, the Selling Stockholders, their directors and trustees and any person controlling the Company or a Selling Stockholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16   SURVIVAL.  The respective indemnities, representations,
warranties and agreements of the Company, the Selling Stockholders and the International Managers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17   DEFINITION OF THE TERMS "BUSINESS DAY" AND "SUBSIDIARY."  For
purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          18   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF NEW YORK.

          19   COUNTERPARTS.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          20   HEADINGS.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                               [signature pages follow]

          If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the International Managers, please indicate your acceptance in the space provided for that purpose below.

                                   Very truly yours,

                                   WALTER INDUSTRIES, INC.


                                   By ______________________________
                                    NAME:
                                    TITLE:


                                   LEHMAN BROTHERS HOLDINGS INC.


                                   By ______________________________
                                    NAME:
                                    TITLE:


                                   ASBESTOS SETTLEMENT TRUST


                                   By ______________________________
                                    NAME:
                                    TITLE:

Accepted:

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
DONALDSON, LUFKIN & JENRETTE INTERNATIONAL
MERRILL LYNCH INTERNATIONAL
SMITH BARNEY INC.
ARNHOLD and S. BLEICHROEDER, INC.

For themselves and as Lead Managers
of the several International Managers named in Schedule 1 hereto

     By LEHMAN BROTHERS INTERNATIONAL (EUROPE)

     By
         --------------------------------------
           AUTHORIZED LEAD MANAGER

                                      SCHEDULE 1



INTERNATIONAL MANAGER                                          NUMBER  OF SHARES

     Lehman Brothers International (Europe)  . . . . .
     Donaldson, Lufkin & Jenrette International . .  .
     Merrill Lynch International .  . . . . . .
     Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . .
     Arnhold and S. Bleichroeder, Inc. . . . . . . . . . . . . .

                                                                    _________

          Total  . . . . .  . . . . . . . . . . . . . . . .         2,000,000
                                                                    ---------
                                                                    ---------

                                      SCHEDULE 2

Name and Address of                     Number of Shares    Number of Shares
Selling Stockholder                     of Firm Stock       of Option Stock

The Asbestos Settlement Trust . . . . . 1,400,000           300,000
9 Burr Road
Westport, CT  06880
Attention:
Facsimile:

Lehman Brothers Holdings Inc. . . . . .   600,000             0
Three World Financial Center
New York, NY 10285
Attention: Steven L. Berkenfeld or
     Kevin R. Genirs
Facsimile: (212) 526-2198               ______________      _______________

Total. . . . . . . . . . . . . . . . . .2,000,000           300,000
                                        ---------           -------
                                        ---------           -------

                                      SCHEDULE 3



                             Persons from whom "Lock-Up"
                               Letters will be Received
                            (In addition to the Company's
                          Executive Officers and Directors)
                               PURSUANT TO SECTION 6(H)


                             Channel One Associates, L.P.
                                 JWC Associates, L.P.
                               JWC Associates II, L.P.
                                KKR Partners II, L.P.